Exhibit 10.25 CERTAIN IDENTIFIED INFORMATION, MARKED BY [**], HAS BEEN EXCLUDED FROM THIS AGREEMENT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

** CERTAIN IDENTIFIED INFORMATION, MARKED BY [**], HAS BEEN EXCLUDED FROM THIS AGREEMENT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

** CERTAIN IDENTIFIED INFORMATION, MARKED BY [**], HAS BEEN EXCLUDED FROM THIS AGREEMENT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

** CERTAIN IDENTIFIED INFORMATION, MARKED BY [**], HAS BEEN EXCLUDED FROM THIS AGREEMENT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

** CERTAIN IDENTIFIED INFORMATION, MARKED BY [**], HAS BEEN EXCLUDED FROM THIS AGREEMENT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

** CERTAIN IDENTIFIED INFORMATION, MARKED BY [**], HAS BEEN EXCLUDED FROM THIS AGREEMENT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

** CERTAIN IDENTIFIED INFORMATION, MARKED BY [**], HAS BEEN EXCLUDED FROM THIS AGREEMENT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

** CERTAIN IDENTIFIED INFORMATION, MARKED BY [**], HAS BEEN EXCLUDED FROM THIS AGREEMENT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

** CERTAIN IDENTIFIED INFORMATION, MARKED BY [**], HAS BEEN EXCLUDED FROM THIS AGREEMENT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

** CERTAIN IDENTIFIED INFORMATION, MARKED BY [**], HAS BEEN EXCLUDED FROM THIS AGREEMENT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

** CERTAIN IDENTIFIED INFORMATION, MARKED BY [**], HAS BEEN EXCLUDED FROM THIS AGREEMENT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.